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                                                                   Exhibit 10.1

                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Selected Financial Data" in this Annual Report (Form 20-F) for the year ended December 31, 2001, and to the incorporation by reference in the Registration Statement on Form F-3 (File No. 333-13802) and Registration Statements on Form S-8 (File Nos. 333-06850, 333-11384, 333-12326, 333-13224, 333-13330 and 333-13494)
pertaining to the Executive Share Option Scheme, the 1997 Share Option Scheme, as amended, the 1997 Director Share Option Scheme and the 1999 Employee Stock Purchase Plan of IONA Technologies PLC, the 1997 Stock Plan of Genesis Development Corporation, the Stock Plan of Object-Oriented Concepts, Inc. and the 1999 Stock Option Plan of Netfish Technologies, Inc., of our report dated January 22, 2002, with respect to the consolidated financial statements of IONA Technologies PLC included in this Annual Report (Form 20-F) for the year ended December 31, 2001.

                                          ERNST & YOUNG

Dublin, Ireland
May 31, 2002